ONE GAS, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN Amended and Restated Effective January 1, 2022 Exhibit 10.1

2022 Nonqualified Deferred Compensation Plan Restatement Effective 1.1.22 (Final) Executed.docx i ONE GAS, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN Effective January 1, 2022 Table of Contents Page ARTICLE I. INTRODUCTION ..................................................................................................... 1 1.1 Amendment and Restatement ......................................................................................... 1 1.2 Purpose ........................................................................................................................... 1 1.3 Effective Date ................................................................................................................. 1 1.4 Grandfathered Plan ......................................................................................................... 2 ARTICLE II. DEFINITIONS ......................................................................................................... 2 2.1 Definitions ...................................................................................................................... 2 ARTICLE III. ELIGIBILITY AND PARTICIPATION ................................................................ 9 3.1 Eligibility ........................................................................................................................ 9 3.2 Participation .................................................................................................................... 9 3.3 Elections to Participate Irrevocable ................................................................................ 9 3.4 Exclusion from Eligibility .............................................................................................. 9 ARTICLE IV. DEFERRAL OF COMPENSATION ................................................................... 10 4.1 Amount and Time of Election to Defer ........................................................................ 10 4.2 Deferral Periods; Payment ............................................................................................ 11 4.3 Subsequent Elections .................................................................................................... 11 4.4 Crediting Deferred Base Salary and Bonus .................................................................. 12 4.5 FICA and Other Taxes ................................................................................................. 12 ARTICLE V. EMPLOYER CONTRIBUTIONS ......................................................................... 13 5.1 Matching Contribution ................................................................................................. 13 5.2 Profit Sharing Plan Excess Amount ............................................................................. 13 5.3 Retirement Plan Covered Compensation Excess Amount ........................................... 13 5.4 Supplemental Credit Amount ....................................................................................... 14 5.5 Retirement Plan Excess Amount .................................................................................. 14 ARTICLE VI. BENEFIT ACCOUNTS ....................................................................................... 14 6.1 Determination of Account ............................................................................................ 14 6.2 Crediting of Investment Return; Other Items to Participant Accounts ........................ 14 6.3 Investment Return; Designated Deemed Investment ................................................... 15 6.4 Statement of Account ................................................................................................... 15 6.5 Vesting of Participant Accounts ................................................................................... 15 ARTICLE VII. PAYMENT OF BENEFITS ................................................................................ 15 7.1 Requirements for Distributions and Payments ............................................................. 15 7.2 Payment of Plan Benefit; Long-Term Deferrals .......................................................... 16

2022 Nonqualified Deferred Compensation Plan Restatement Effective 1.1.22 (Final) Executed.docx ii 7.3 Payment of Plan Benefit; Short-Term Deferrals .......................................................... 16 7.4 Form of Distribution and Payment ............................................................................... 16 7.5 Distribution and Payment for Subsequent Elections .................................................... 17 7.6 Distribution and Payment for Early Separation from Service ...................................... 17 7.7 Distribution and Payment of Plan Benefit Upon Disability ......................................... 17 7.8 Distribution and Payment of Plan Benefit Upon Death ............................................... 18 7.9 Payment of Deferrals for Unforeseeable Emergency ................................................... 18 7.10 Commencement of Distributions and Payments .......................................................... 18 7.11 Limited Cash Outs ........................................................................................................ 19 7.12 Retirement Plan Excess Amount .................................................................................. 19 ARTICLE VIII. BENEFICIARY DESIGNATION ..................................................................... 20 8.1 Beneficiary Designation ............................................................................................... 20 8.2 Amendments ................................................................................................................. 20 8.3 No Designation ............................................................................................................. 21 8.4 Effect of Payment ......................................................................................................... 21 ARTICLE IX. ADMINISTRATION ............................................................................................ 21 9.1 Plan Committee; Authority and Duties ........................................................................ 21 9.2 Delegation; Agents ....................................................................................................... 22 9.3 Binding Effect of Decisions ......................................................................................... 22 9.4 Indemnity of Committee .............................................................................................. 22 ARTICLE X. AMENDMENT AND TERMINATION OF PLAN .............................................. 23 10.1 Amendment .................................................................................................................. 23 10.2 Termination .................................................................................................................. 23 ARTICLE XI. PLAN EFFECT, LIMITATIONS, MISCELLANEOUS PROVISIONS ............. 23 11.1 Nature of Employer Obligation; Funding .................................................................... 23 11.2 Trusts; Transfers of Assets, Property ........................................................................... 24 11.3 Nonassignability ........................................................................................................... 25 11.4 Captions ........................................................................................................................ 25 11.5 Code Section 409A ....................................................................................................... 25 11.6 Governing Law ............................................................................................................. 26 11.7 Successors .................................................................................................................... 26 11.8 No Right to Continued Service .................................................................................... 26 EXHIBIT A ................................................................................................................................. A-1 EXHIBIT B ..................................................................................................................................B-1

1 ONE GAS, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN Effective January 1, 2022 ARTICLE I. INTRODUCTION 1.1 Amendment and Restatement The Plan, established effective January 1, 2014, is hereby amended and restated effective January 1, 2022. Amounts deferred for periods prior to the restated effective date will continue to be paid in accordance with the elections and Plan terms under which the amounts were deferred, except to the extent the time and form of payment are changed by the Participant or the Committee in accordance with this Plan restatement. Furthermore, this restatement shall not be construed as resulting in the termination of an individual’s status as a Participant or the elimination or reduction of any Plan Benefit owed a Participant. 1.2 Purpose This Plan and related agreements between the Employer and certain management or highly compensated employees is an unfunded, nonqualified deferred compensation plan and arrangement. The purpose of the Plan is to provide a select group of management and highly compensated employees of the Employer with the option to defer the receipt of portions of their compensation payable for services rendered to the Employer, and provide nonqualified deferred compensation benefits which are not available to such employees by reason of limitations on employer and employee contributions to qualified pension or profit-sharing plans under the federal tax laws. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers and managers of the Employer; and the Plan is intended to constitute a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of, and as described in Section 201(2) and related provisions of ERISA. The Plan is intended to meet all requirements of Code Section 409A for compensation deferred under the Plan to not be includible in gross income of the Participant until actually paid or distributed pursuant to the Plan. Nothing herein shall be construed as a guarantee of any particular tax treatment to a Participant. All provisions of the Plan shall be interpreted and administered to the extent possible in a manner consistent with the stated intentions. 1.3 Effective Date The Plan is amended and restated effective on January 1, 2022.

2 1.4 Grandfathered Plan This Plan is separate from the ONE Gas, Inc. Pre-2005 Nonqualified Deferred Compensation Plan, which ONE Gas established to receive liabilities transferred from the ONEOK, Inc. Employee Nonqualified Deferred Compensation Plan in connection with the Separation. ARTICLE II. DEFINITIONS 2.1 Definitions When used in this Plan and initially capitalized, the following words and phrases shall have the meanings indicated: Account “Account” means a bookkeeping account established and maintained for a Participant pursuant to this Plan, to which there shall be credited all amounts of Deferred Compensation by and for the Participant under the Plan. Subaccounts may be established for the compensation that is deferred and credited pursuant to the Plan, and investment return thereon, as determined and prescribed by the Committee, to reflect amounts payable at different times and in different forms. Base Salary “Base Salary” means a Participant’s base wage or salary paid or payable by the Employer to the Participant without regard to any decreases in such base wage or salary as a result of (i) an Election to defer base wage or salary under this Plan or (ii) an election between benefits or cash provided under a plan of the Employer maintained pursuant to Sections 125 or 401(k) of the Code. Base Salary does not include any incentive compensation or Bonus. Beneficiary “Beneficiary” means the person(s) or entity(ies) designated or deemed to be designated by the Participant pursuant to Article VIII to receive benefits payable under the Plan in the event of the Participant’s death. Board “Board” means the Board of Directors of the Corporation. Bonus “Bonus” means the cash bonus paid or payable by the Employer to a Participant under an Incentive Plan without regard to any decreases as a result of (i) an Election to defer all or any portion of such Bonus under this Plan or (ii) an election between benefits or cash provided under a plan of the Employer maintained pursuant to Section 401(k) of the Code.

3 Change in Ownership or Control “Change in Ownership or Control” means a change in the ownership or effective control of ONE Gas or in the ownership of a substantial portion of ONE Gas’s assets within the meaning of Code Section 409A. Code “Code” means the Internal Revenue Code of 1986, and Treasury Regulations thereunder, as amended from time to time. Committee “Committee” means the committee(s) delegated responsibilities with respect to the Plan by the Board, as applicable. Compensation “Compensation” means the Base Salary and Bonus payable with respect to an Eligible Employee for each calendar year. Corporation “Corporation” means ONE Gas, Inc., an Oklahoma corporation, and its successors and assigns. Deferred Compensation “Deferred Compensation” means the Base Salary and Bonus deferred by a Participant under the Plan, and the Matching Contributions, Profit Sharing Plan Excess Amounts, Retirement Plan Covered Compensation Excess Amounts, Supplemental Credit Amounts and Retirement Plan Excess Amounts that are accrued, deferred and credited by the Employer for a Participant under the Plan, that are made payable to a Participant in a later taxable year of the Participant pursuant to this Plan. Determination Date “Determination Date” means a date on which the amount of a Participant’s Account is determined and updated as provided in Article VI. Each December 31 of a calendar year shall be the Determination Date. Disabled or Disability “Disabled” or “Disability” means that a Participant is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months

4 under an accident or health plan covering Employees. A Participant will be deemed to be Disabled if such Participant is determined to be totally disabled by the Social Security Administration. Early Separation from Service “Early Separation from Service” means a Participant’s Separation from Service prior to attaining age fifty (50) and completing five (5) Years of Service that is not by reason of death or Disability. ECC “ECC” means the Executive Compensation Committee of the Board. Election “Election” means, as the context requires, (i) the Participant’s election to defer Base Salary and Bonus earned with respect to services performed during a Plan Year, (ii) the Participant’s distribution elections, and/or (iii) the Employer’s election to credit the Participant’s Account with Deferred Compensation. Eligible Employee “Eligible Employee” means an Employee who is a member of a select group of management or a highly compensated employee and who is designated by the Committee as eligible to participate in the Plan. Employee “Employee” means an employee of the Corporation or a Subsidiary. Employer “Employer” means, with respect to a Participant, the Corporation or Subsidiary which pays such Participant’s Compensation. ERISA “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Exchange Act “Exchange Act” means the Securities Exchange Act of 1934, as amended. Incentive Plan “Incentive Plan” means the Annual Officer Incentive Plan or Annual Employee Incentive Plan of the Corporation, or any successor plans, as applicable to a Participant under the terms and provisions thereof.

5 Investment Return “Investment Return” means the rate of investment return to be credited to a Participant’s Account pursuant to Section 6.2, which rate shall be determined in accordance with Section 6.3 and Exhibit “A” attached hereto; provided, that no Investment Return shall be credited with respect to the Retirement Plan Excess Amount. Long-Term Deferral “Long-Term Deferral” means a deferral Election that is not a Short-Term Deferral and under which the Deferred Compensation and Plan Benefit shall be distributed and paid, or commence payment, at the Participant’s Separation from Service. If a Subsequent Election is made, the Plan Benefit deferred by a Long-Term Deferral Election shall be distributed and paid, or commence payment, at the Specified Time elected in the Subsequent Election. Matching Contribution “Matching Contribution” means an amount equal to (a) minus (b) below: (a) the matching contribution percentage in effect for the Plan Year under the Qualified Retirement Plan multiplied by the Participant’s Compensation for the Plan Year; and (b) the amount of the Qualified Retirement Plan matching contributions made by the Employer that are allocated to the Participant’s Qualified Retirement Plan account for that Plan Year. The Matching Contribution cannot exceed the Participant’s deferrals of Compensation under this Plan for the applicable Plan Year. Normal Specified Time of Distribution “Normal Specified Time of Distribution” means the first date on which the Participant has (i) attained the age of fifty (50) years, (ii) completed five (5) Years of Service, and (iii) had a Separation from Service. ONE Gas “ONE Gas” shall mean ONE Gas, Inc., an Oklahoma corporation, or any division or subsidiary thereof. Participant “Participant” means any Eligible Employee who elects to participate in the Plan by filing an Election with the Committee, in accordance with the procedures established by the Committee, or whose Account is credited with Deferred Compensation, and any former Eligible Employee who continues to be entitled to a Plan Benefit.

6 Performance-Based Compensation “Performance-Based Compensation” means performance-based compensation within the meaning of Treasury Regulation Section 1.409A-1(e). Plan “Plan” means this ONE Gas, Inc. Nonqualified Deferred Compensation Plan, as amended from time to time. Plan Benefit “Plan Benefit” means the deferred benefit payable to a Participant or a Participant’s Beneficiary pursuant to Article VII and otherwise under the Plan. Plan Year “Plan Year” means a twelve-month period commencing January 1 and ending the following December 31. Profit Sharing Contribution “Profit Sharing Contribution” means the Employer contributions to the Qualified Retirement Plan other than elective deferrals, matching contributions, qualified non-elective contributions and qualified matching contributions. Profit Sharing Plan Excess Amount “Profit Sharing Plan Excess Amount” means an amount equal to the Participant’s Compensation for the Plan Year multiplied by the applicable percentage for determining the Profit Sharing Contributions for the Plan Year, minus the amount of Profit Sharing Contributions that are allocated to the Participant’s Qualified Retirement Plan account for that Plan Year; it being intended that a Participant shall be credited with a Profit Sharing Plan Excess Amount that is equivalent to the amount of Profit Sharing Contributions which could not be allocated to the Participant’s Qualified Retirement Plan Account for the Plan Year by reason of all limitations on compensation and Employer contributions applicable to Qualified Retirement Plan Employer contributions under the Code and Treasury Regulations thereunder, including (i) the limitation on annual compensation of an Employee that may be taken into account under Code Section 401(a)(17), (ii) the limitation on contributions and other additions under Code Section 415(c), and (iii) the exclusion of the amount that a Participant has elected to defer out of his or her Base Salary or Bonus under this Plan from “compensation” as defined in the Qualified Retirement Plan and/or used for calculation of Profit Sharing Contributions and allocations. Qualified Retirement Plan “Qualified Retirement Plan” means the defined contribution retirement plan(s) qualified under Code Section 401(a) that are maintained by the Employer.

7 Retirement Plan “Retirement Plan” means the ONE Gas, Inc. Retirement Plan. Retirement Plan Covered Compensation Excess Amount “Retirement Plan Covered Compensation Excess Amount” means an amount for a Participant who is a participant in the Retirement Plan, is not a participant in the ONE Gas, Inc. Supplemental Executive Retirement Plan and is not eligible to receive Profit Sharing Contributions, that is equal to the Participant’s Compensation for the Plan Year less the limitation on annual compensation of an Employee that may be taken into account under Code Section 401(a)(17), and any applicable Treasury Regulations promulgated thereunder, multiplied by the applicable percentage for determining the Profit Sharing Contributions for the Plan Year. Retirement Plan Excess Amount “Retirement Plan Excess Amount” means the additional amount payable to a Participant who is a participant in the Retirement Plan pursuant to Section 7.12. Separation “Separation” means the separation of ONEOK, Inc.’s, an Oklahoma corporation, local natural gas distribution business into an independent, publicly traded entity to be known as ONE Gas. Separation from Service “Separation from Service” means the termination of a Participant’s employment with the employer within the meaning of Treasury Regulation Section 1.409A-1(h) other than by reason of the Participant’s Disability or death. Short-Term Deferral “Short-Term Deferral” means a deferral Election by a Participant under which the Plan Benefit shall be distributed and paid, or commence payment, at a Specified Time, irrespective of the Participant’s Separation from Service, that shall be not less than five (5) years after the Participant’s Election thereof. If a Subsequent Election is made, the Plan Benefit deferred by a Short-Term Deferral Election shall be distributed and paid, or commence payment, at the Specified Time elected in the Subsequent Election. Specified Employee “Specified Employee” means an Employee within the meaning of Code Section 409A(a)(2)(B)(i) and Treasury Regulation Section 1.409A-1(i). Specified Time “Specified Time” means a date specified by a Participant in his or her Election or Subsequent Election for all or a portion of such Participant’s Account to be paid or commence payment, as

8 permitted by the Committee and Code Section 409A, the Treasury Regulations and other guidance promulgated or issued thereunder. Subsequent Election “Subsequent Election” means an irrevocable election made by a Participant to delay the time of distribution or change the form of payment for all or a portion of the Participant’s Deferred Compensation and Plan Benefit that is made at any time after the initial Election by the Participant and/or Employer with respect to such Deferred Compensation and Plan Benefit. Subsidiary “Subsidiary” means any corporation of which the Corporation owns, directly or indirectly, at least a majority of the shares of stock having voting power in the election of directors of such corporation. Supplemental Credit Amount “Supplemental Credit Amount” means a supplemental amount that may be credited to a Participant’s Account at the direction of the Committee under Section 5.4. Trust “Trust” means a trust created and established pursuant to Section 11.2 of the Plan, or otherwise by the Corporation with respect to the Plan. Unforeseeable Emergency “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from illness or accident of the Participant, the Participant’s spouse, or the Participant’s dependent (as defined in Code Section 152, without regard to Code Sections 152(b)(1), (b)(2) and (d)(1)(B)), loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, including such events and circumstances as are described and considered to be an unforeseeable emergency under Code Section 409A and the Treasury Regulations thereunder. It is intended and directed with respect to any such unforeseeable emergency that any amounts distributed under the Plan by reason thereof shall not exceed the amount reasonably necessary to satisfy such emergency plus amounts necessary to pay taxes or penalties reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Plan. Years of Service “Years of Service” means each 12-month period of continuous service with the Employer. Participants shall receive Years of Service credit for all service credited for those purposes under

9 the ONEOK, Inc. 2005 Nonqualified Deferred Compensation Plan as if the service had been rendered to the Employer. ARTICLE III. ELIGIBILITY AND PARTICIPATION 3.1 Eligibility Before the beginning of each Plan Year, the Committee shall designate the Eligible Employees for such Plan Year in writing. The written designation of Eligible Employees by the Committee, from time to time, shall be adopted and maintained in the records of the Committee and Corporation. An Employee must be designated as an Eligible Employee for a Plan Year before the beginning of such Plan Year to participate in the Plan for such Plan Year, unless otherwise determined by the Committee. 3.2 Participation An Eligible Employee may elect to participate in the Plan by filing an Election with the Committee, in accordance with the procedures established by the Committee. An Eligible Employee shall commence participation in the Plan upon the first of the following to occur: (i) the date on which the Eligible Employee’s first Election becomes irrevocable under the Plan; or (ii) the date Deferred Compensation is credited to the Eligible Employee’s Account. 3.3 Elections to Participate Irrevocable Elections shall become irrevocable as of the last day of the election period. Election periods shall be established by the Committee in accordance with Code Section 409A. A Participant may not change a previously elected percentage of Compensation deferred by an Election, or terminate his or her Election to participate in the Plan and defer compensation for a Plan Year after the Election becomes irrevocable. Except as may otherwise be determined and approved by the Committee pursuant to the Plan, a Participant’s Election to defer compensation shall only be effective as of the beginning of the next Plan Year following receipt of the Participant’s Election by the Committee. Determinations on all Elections and of any effective dates other than as specified above, shall be made by the Committee in accordance with its prevailing administrative procedures. 3.4 Exclusion from Eligibility Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a “select group of management or highly compensated employees” within the meaning of ERISA, or regulations thereunder, the Committee may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Provided, however, in no case will such a determination cause the revocation of an Election during a Plan Year.

10 ARTICLE IV. DEFERRAL OF COMPENSATION 4.1 Amount and Time of Election to Defer (a) Time of Election. A Participant’s Election to defer compensation for services performed during a Plan Year shall be made not later than the close of the preceding Plan Year, or such other time as provided in Treasury Regulations published under Code Section 409A and permitted by the Committee in its sole discretion. In the case of the first Plan Year in which a Participant becomes eligible to participate in the Plan, the Committee, in its sole discretion, may allow the Participant to make an Election within thirty (30) days after the Participant becomes eligible to participate in the Plan, with respect to compensation paid for services to be performed after the Election. Additionally, the Committee may, in its sole discretion, allow a Participant to make an Election with respect to Bonus that constitutes Performance-Based Compensation, on or before the date that is six (6) months before the end of the performance period, provided that the Participant performs services continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date the Election is made, and provided further that in no event may the Election be made after such compensation becomes readily ascertainable. (b) Participant Election Amounts. With respect to each Plan Year, a Participant may voluntarily elect the deferral of Base Salary and/or Bonus by making an Election for deferral of or within the percentages stated below (in one percent (1%) increments): (1) deferral of at least two percent (2%) and not more than ninety percent (90%) of the Participant’s Base Salary for the Plan Year; and (2) deferral of at least ten percent (10%) and not more than ninety percent (90%) of the Participant’s Bonus (or the portion above a specified threshold) for the Plan Year. (c) Election Choices. Participants and the Employer shall be responsible for the following Deferred Compensation Elections: (1) A Participant may elect to defer Base Salary and/or Bonus for services performed during a Plan Year. (2) The Employer determines whether Matching Contributions, Profit Sharing Plan Excess Amounts, Retirement Plan Covered Compensation Excess Amounts and Supplemental Credits Amounts are deferred for Participants each Plan Year, in accordance with Article V. (3) The Employer determines whether Retirement Plan Excess Amounts are deferred for Participants, in accordance with Section 7.12.

11 (d) Effective Date. Except as otherwise expressly provided in the Plan in the case of mid-year Elections for new Participants and Performance-Based Compensation, a Participant’s Election with respect to Deferred Compensation shall not become effective until the next Plan Year following such Election. (e) Evergreen Elections. Except as otherwise directed by the Committee, a Participant’s Base Salary and Bonus deferral Election amounts will remain in effect for all subsequent Plan Years unless such Participant revokes or modifies any such Election amounts in a manner consistent with this Plan. Provided, however, the Participant must make a distribution election (i.e., time and form of payment election) for each Plan Year with respect to any deferrals of Base Salary and Bonus. If a distribution election is not filed for a Plan Year in which a deferral Election amount renews, the distribution election will be deemed to be a Long-Term Deferral payable in a lump sum. 4.2 Deferral Periods; Payment (a) Time and Form of Distribution. Every Election to defer compensation shall include an election as to the time and form of payment. (b) Deferral of Base Salary or Bonus. A Participant shall be allowed to defer Base Salary or Bonus under the Plan by electing either a Long-Term Deferral or a Short- Term Deferral in the Election filed by the Participant with the Committee for a Plan Year. The default election for Base Salary and Bonus shall be Long-Term Deferral in the event a Participant fails to make an election. (c) Employer Contributions. Matching Contributions, Profit Sharing Plan Excess Amounts, Retirement Plan Covered Compensation Excess Amounts and Supplemental Credits Amounts shall be Long-Term Deferrals for the Plan Year. (d) Investment Return. The Investment Return and/or any other actual, notional or deemed earnings credited to a Participant’s Account pursuant to this Plan with respect to any Deferred Compensation, by an Election of a Participant or the Employer, shall be paid at the same time and in the same form of payment as such Deferred Compensation, and no separate election with respect to time or form of payment shall be allowed or occur with respect to the Investment Return or other earnings credited. 4.3 Subsequent Elections (a) A Subsequent Election must satisfy the following requirements: (1) The Subsequent Election shall not take effect until at least twelve (12) months after the date on which it is made. (2) In the case of a Subsequent Election related to a payment to be made upon Separation from Service of a Participant, at a specified time or pursuant to a fixed schedule, the payment with respect to which the Subsequent Election

12 is made shall be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made (or in the case of a life annuity or installment payments, five (5) years from the date the first amount was scheduled to be paid). (3) Any Subsequent Election related to a payment at a specified time or pursuant to a fixed schedule may not be made less than twelve (12) months prior to the date the payment is scheduled to be paid (or in the case of a life annuity or installment payments, twelve (12) months before the date the first amount was scheduled to be paid). (b) A Subsequent Election that fails to comply with the provisions of Code Section 409A and the Treasury Regulations thereunder shall be void and not allowed under the Plan. (c) A Participant by or for whom an Election to defer compensation has been made under the Plan may make a Subsequent Election for such deferred compensation by written instrument filed with the Committee in such form as it may prescribe. (d) A Participant who has made a Subsequent Election under the Plan shall be allowed to make another Subsequent Election with respect to the same deferred compensation, in accordance with this Section 4.3 and other provisions of the Plan. (e) A Participant shall not be authorized to make changes between Long-Term Deferrals and Short-Term Deferrals elected or provided for in an Election by making a Subsequent Election. (f) Notwithstanding the foregoing provisions, the Committee, in its sole discretion, shall be authorized to determine, from time to time and/or in the particular case of any one or more Participants, that a Subsequent Election not be allowed to be made. 4.4 Crediting Deferred Base Salary and Bonus The amount of Base Salary that a Participant elects to defer pursuant to an Election of the Participant under the Plan shall be credited by the Employer to the Participant’s Account monthly. The amount of Bonus that a Participant elects to defer pursuant to an Election of the Participant under the Plan shall be credited by the Employer to the Participant’s Account at the time the Bonus would otherwise be paid or payable to the Participant under the Incentive Plan pursuant to which such Bonus is paid or payable. 4.5 FICA and Other Taxes For each Plan Year during which a Participant has deferrals, the Participant’s Employer shall, in a manner determined by the Employer, withhold the Participant’s share of FICA and other required employment or state, local, and foreign taxes on deferrals from that portion of the Participant’s Base Salary or Bonus, and in the event of any Matching Contributions, Profit Sharing Plan Excess Amounts, Retirement Plan Covered Compensation Excess Amounts and Supplemental Credit Amounts, the Participant’s compensation generally, that is not deferred. To the extent permitted

13 by Code Section 409A, the Committee may reduce a Participant’s deferrals to the extent necessary to pay FICA and other employment, state, local and foreign taxes. ARTICLE V. EMPLOYER CONTRIBUTIONS 5.1 Matching Contribution (a) The Employer shall provide and credit a Matching Contribution under this Plan with respect to each Participant eligible to be allocated matching contributions under the Qualified Retirement Plan; except that the Committee may, in its discretion, prior to any Plan Year, make a determination not to provide for the crediting of Matching Contributions for that Plan Year. (b) The Matching Contribution under the Plan for each Participant under this Section 5.1 shall be credited to the Participant’s Account by the Employer no later than ninety (90) days after the end of the Plan Year that includes the time that the related matching contributions are made under the Qualified Retirement Plan. 5.2 Profit Sharing Plan Excess Amount (a) The Employer shall provide and credit a Profit Sharing Plan Excess Amount under this Plan with respect to each Participant eligible to be allocated Profit Sharing Contributions; except that the Committee may, in its discretion, prior to any Plan Year, make a determination not to provide for the crediting of Profit Sharing Plan Excess Amounts for that Plan Year. (b) The Profit Sharing Plan Excess Amount under the Plan for each Participant under this Section 5.2 shall be credited to the Participant’s Account by the Employer as soon as practicable after the time the related Profit Sharing Contributions are made under the Qualified Retirement Plan, and no later than ninety (90) days after the end of the Plan Year that includes the time that the related Profit Sharing Contributions are made under the Qualified Retirement Plan. 5.3 Retirement Plan Covered Compensation Excess Amount (a) The Employer shall provide and credit a Retirement Plan Covered Compensation Excess Amount under this Plan for each Participant who is eligible to participate in the Retirement Plan, is not participating in the ONE Gas, Inc. Supplemental Executive Retirement Plan and is not eligible to receive Profit Sharing Contributions; except that the Committee may, in its discretion, prior to any Plan Year, make a determination not to provide for the crediting of Retirement Plan Covered Compensation Excess Amounts for that Plan Year. (b) The Retirement Plan Covered Compensation Excess Amount under the Plan for a Participant under this Section 5.3 shall be credited to the Participant’s Account by the Employer as soon as practicable after the time the related Profit Sharing Contributions are made under the Qualified Retirement Plan, and no later than

14 ninety (90) days after the end of the Plan Year that includes the time that the related Profit Sharing Contributions are made under the Qualified Retirement Plan. 5.4 Supplemental Credit Amount (a) The Committee may elect to have a Supplemental Credit Amount credited to the Account of a Participant with respect to a Plan Year. A Supplemental Credit Amount shall be established and deferred by the written action and election of the Committee or its designee. The Employer by this Plan designates that each such Supplemental Credit Amount designated by it for a Plan Year shall be payable at the same time and in the same form of payment as the Long-Term Deferrals by and for a Participant for that Plan Year. A Participant shall have no right or opportunity to make any election with respect to the amount, deferral and the time and form of payment of a Supplemental Credit Amount. (b) The Supplemental Credit Amount under the Plan for a Participant under this Section 5.4 shall be credited to the Participant’s Account by the Employer as soon as practicable after the beginning of the Plan Year for which an election is made, and no later than ninety (90) days after the end of the Plan Year. 5.5 Retirement Plan Excess Amount Retirement Plan Excess Amounts deferred under this Plan are separately provided for and made payable under the Plan pursuant to and in accordance with Section 7.12 of the Plan. ARTICLE VI. BENEFIT ACCOUNTS 6.1 Determination of Account As of each Determination Date, a Participant’s Account shall consist of the balance of the Participant’s Account as of the immediately preceding Determination Date, plus the Participant’s Deferred Compensation credited pursuant to Article IV and Article V since the immediately preceding Determination Date, plus investment return credited as of such Determination Date pursuant to Section 6.2, minus the aggregate amount of distributions, if any, made from such Account since the immediately preceding Determination Date. 6.2 Crediting of Investment Return; Other Items to Participant Accounts The Account of each Participant shall be periodically credited and increased, or debited and reduced, as the case may be, by the amount of investment return specified under Section 6.3. The Account of each Participant shall also be debited and credited for any deemed purchases or sales of, or other deemed transactions involving securities provided for under the Plan. The Account shall be so credited and debited not less frequently than monthly in the manner established and determined from time to time by the Committee, in its sole discretion. The manner in which the Committee determines that a Participant’s Account shall be so debited or credited shall be described in written rules or procedures which shall be stated from time to time by a written

15 description thereof which shall be attached to this Plan as Exhibit “B,” and furnished to the Participants in the Plan. 6.3 Investment Return; Designated Deemed Investment The Investment Return shall be determined in the manner specified in Exhibit “A” attached hereto. To the extent the Investment Return specified in Exhibit “A” attached hereto, applied to a Participant’s deferrals includes a rate that is to be determined from deemed investment of such Participant’s Account in investment options specified therein, the Committee shall prescribe the manner and form in which a Participant may designate the deemed investment of deferrals and other amounts in his or her Account. A Participant will be allowed to change such designation of deemed investment monthly or with such other frequency as specified by the Committee, in its sole discretion. Notwithstanding anything to the contrary stated or implied by the Plan, including all Exhibits hereto, the Committee and the Employer shall not be obligated to make or cause to be made any particular type or form of investment with respect to the funding or payment of the Plan Benefits or Accounts of Participants under the Plan, and no Participant shall have the right to direct or in any manner control any actual investments, if any, made by the Employer or any other person for purposes of providing funds for paying liabilities of the Employer for benefits or otherwise under the Plan. No Participant shall have any ownership or beneficial interest in any such actual investments made by the Employer. 6.4 Statement of Account The Committee shall provide to each Participant a statement each calendar quarter setting forth the balance or balances of such Participant’s Account and Investment Return as of the end of the calendar quarter and showing all adjustments made thereto during such calendar quarter. 6.5 Vesting of Participant Accounts A Participant shall be one hundred percent (100%) vested in his or her Account, at all times; provided that the vesting of a Participant’s Retirement Plan Excess Amount shall be determined in like manner as the vesting of the Participant’s accrued benefit under the Retirement Plan. ARTICLE VII. PAYMENT OF BENEFITS 7.1 Requirements for Distributions and Payments Notwithstanding anything to the contrary, expressed or implied herein, the following requirements stated in this Section 7.1 shall apply to the Plan, to all Elections or Subsequent Elections made by Participants under the Plan, and to all distributions and payments made pursuant to the Plan. (a) Any compensation deferred under the Plan shall not be distributed earlier than (1) Separation from Service of the Participant, (2) the date the Participant becomes Disabled, (3) death of the Participant, (4) a specified time (or pursuant to a fixed schedule) specified under the Plan at the date of deferral of such compensation, or (5) the occurrence of an Unforeseeable Emergency.

16 (b) Notwithstanding the foregoing, if a Participant becomes entitled to a distribution on account of the Participant’s Separation from Service and is a Specified Employee on the date of the Separation from Service, no distribution shall be made before the date which is six (6) months after the date of the Participant’s Separation from Service, or, if earlier, the date of death of such Participant. The required delay in payment is met if payments to which a Specified Employee would otherwise be entitled during the first six (6) months following the date of Separation from Service are accumulated and paid on the first day of the seventh month following the date of Separation from Service, or if each payment to which a Specified Employee is otherwise entitled upon a Separation from Service is delayed by six (6) months. The Committee shall have and retain discretion to choose which method will be implemented, provided that no direct or indirect election as to the method may be provided to the Participant. For an affected Specified Employee, a date upon which the Committee designates that the payment will be made after the six-month delay is treated as a fixed payment date for purposes of the other requirements of the Plan once the Separation from Service has occurred. (c) No acceleration of the time or schedule of any distribution or payment under the Plan shall be permitted or allowed, except to the extent provided in Treasury Regulations issued under Code Section 409A. (d) If an amount is deferred under the terms of this Plan and a Participant does not have a valid distribution election in place specifying the form of payment, the deferred amount shall be paid in the form of a lump sum. 7.2 Payment of Plan Benefit; Long-Term Deferrals A Long-Term Deferral of Deferred Compensation shall be paid and distributed, or commence payment, to the Participant at the Participant’s Separation from Service, and shall be paid by the Employer in the form of payment specified and elected in the Participant’s Election pursuant to Section 7.4. 7.3 Payment of Plan Benefit; Short-Term Deferrals A Short-Term Deferral of Compensation elected by a Participant shall be paid and distributed, or commence payment, to a Participant at the Specified Time designated and elected in the Participant’s Election, and shall be paid by the Employer in the form of payment specified and elected in the Participant’s Election pursuant to Section 7.4. 7.4 Form of Distribution and Payment Participants shall specify in their Election one of the following forms of payment for their Long- Term Deferrals and Short-Term Deferrals that are covered by the Election, and may specify separate forms of payment for Long-Term Deferrals and Short-Term Deferrals (such Elections shall not apply to the Retirement Plan Excess Amount): (a) Annual payments of the vested Account balance, on and after the payment commencement date over a period of two (2) to fifteen (15) years (together, in the

17 case of each annual payment, with Investment Return thereon credited after the payment commencement date pursuant to Section 6.2), with the amount of each such annual payment to be determined by multiplying the remaining principal amount and undistributed income in the Participant’s Account by a fraction, the numerator of which is one (1) and the denominator of which shall be the number of remaining annual payments, including the payment then being calculated; or (b) A lump sum. 7.5 Distribution and Payment for Subsequent Elections If a Subsequent Election is made pursuant to the Plan, the payment and distribution shall be made or commence at the Specified Time that is elected and determined in and by such Subsequent Election. If a Subsequent Election changes the form of payment, the form of payment must be a form of payment otherwise permitted under this Plan. 7.6 Distribution and Payment for Early Separation from Service Notwithstanding any time or form of payment elected by a Participant or specified by the Employer in an Election, Subsequent Election or pursuant to the Plan, a Long-Term Deferral and/or Short- Term Deferral shall be paid and distributed to a Participant by the Employer upon his/her Early Separation from Service in a single lump sum payment equal to the balance of the Participant’s Account determined pursuant to Article VI. Provided, that any installment payments of a Short- Term Deferral to the Participant that have commenced and not been completed at such time shall continue to be paid in accordance with the existing schedule of payments. 7.7 Distribution and Payment of Plan Benefit Upon Disability (a) If a Participant becomes Disabled, the Participant’s Account shall be paid to the Participant, or the Participant’s personal representative, upon the date the Participant is determined by the Committee to be Disabled. The Participant’s Account shall be distributed in accordance with the Participant’s Long-Term Deferral and Short-Term Deferral Elections if the Participant has attained the age of fifty (50) years and completed five (5) Years of Service upon the date the Participant is determined Disabled. If the Participant has not attained the age of fifty (50) years and completed five (5) Years of Service as of the date the Participant is determined to be Disabled, the Participant’s Account shall be paid in a lump sum. Notwithstanding the foregoing, any installment payments of a Short-Term Deferral to the Participant that have commenced and not been completed at such time shall continue to be paid in accordance with the existing schedule of payments. (b) Notwithstanding any other provisions of the Plan, if a Participant becomes disabled, the Committee may, in its sole discretion, cancel the Participant’s deferral Election with respect to amounts to be deferred on or after the cancellation, by the end of the year during which the Participant becomes disabled, or if later, the 15th day of the third month following the date the Participant becomes disabled. For purposes of this Section 7.7(b), a Participant shall be disabled if the Participant is suffering from any medically determinable physical or mental impairment resulting in the

18 Participant’s inability to perform the duties of his or her position or any substantially similar position, if such impairment can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months. The Participant may elect to defer amounts for the Plan Year following his return to employment and for every Plan Year thereafter while an Eligible Employee, provided the Participant’s deferral election complies with all the requirements of the Plan. 7.8 Distribution and Payment of Plan Benefit Upon Death Upon the death of a Participant the Participant’s Account shall be paid to the Participant’s Beneficiary. If the Participant has elected Long-Term Deferral, the Plan Benefit shall be paid to the Beneficiary over the time period elected by the Participant commencing as soon as practicable after the time of death of the Participant. If the Participant has elected a Short-Term Deferral, the Plan Benefit shall be paid to the Beneficiary in a single lump sum payment. However, the Retirement Plan Excess Amount will be paid to the same beneficiary as the Retirement Plan benefit. 7.9 Payment of Deferrals for Unforeseeable Emergency A Participant may submit a written request for a distribution on account of an Unforeseeable Emergency. Upon approval by the Committee of a Participant’s request, the Participant’s Account, or that portion of the Participant’s Account deemed reasonably necessary by the Committee to satisfy the Unforeseeable Emergency (determined in a manner consistent with Code Section 409A) plus amounts necessary to pay taxes or penalties reasonably anticipated as a result of the distribution, will be distributed in a single lump sum payment. In addition, the Participant must continue to defer Compensation subsequent to such distribution in accordance with the Participant’s Election and will not be permitted to elect to defer Compensation attributable to the calendar year subsequent to the calendar year of the distribution. The Committee shall have the sole discretion as to whether such distribution shall be made, and its determination shall be final and conclusive. 7.10 Commencement of Distributions and Payments (a) The commencement of payments under Sections 7.2 and 7.3 shall begin at the time specified by the Participant in his or her Election consistent with the terms and provisions of the Plan and any Subsequent Election, and distributions required upon distribution events described in Sections 7.6 through 7.9 shall commence at the time provided in the Plan and any Subsequent Election (if applicable). (b) Except as otherwise expressly specified in the Plan, a distribution or payment shall be treated as made upon the date specified under the Plan if the payment is made at such date or a later date within the same taxable year of the Participant or, if later, by the 15th day of the third calendar month following the date specified under the Plan and the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment. In addition, a distribution or payment shall be treated as made upon the date specified under the Plan and shall not be treated as an

19 accelerated payment if the payment is made no earlier than thirty (30) days before the designated payment date and the Participant is not permitted, directly or indirectly to designate the taxable year of the payment. For purposes of this paragraph, if the date specified is only a designated taxable year of the Participant, or a period of time during such a taxable year, the date specified under the Plan is treated as the first day of such taxable year or the first day of the period of time during such taxable year, as applicable. If calculation of the amount of the distribution or payment is not administratively practicable due to events beyond the control of the Participant (or Participant’s beneficiary), the distribution or payment will be treated as made upon the date specified under the Plan if the distribution or payment is made during the first taxable year of the Participant in which the calculation of the amount of the distribution or payment is administratively practicable. For purposes of this section, the inability of the Committee to calculate the amount or timing of a distribution or payment due to a failure of a Participant (or Participant’s beneficiary) to provide reasonably available information necessary to make such calculation does not constitute an event beyond the control of the Participant. (c) If a Participant elects to receive distributions in annual installments, the Participant’s Account or portion thereof will be paid in substantially equal annual installments in consecutive years over the period elected by the Participant. During the Plan Year in which distributions commence, the Participant will receive the first installment commencing as described in Section 7.10(a) and each subsequent annual installments shall be paid in the year in which it is due after the first day of the month following the anniversary date of the commencement date. Any installment distribution that complies with Section 7.10(b) shall be deemed for all purposes to comply with the Plan requirements regarding the time and form of distributions. 7.11 Limited Cashout of Account Balances The Committee may liquidate the Participants’ interest under the plan in a single lump sum if the amount payable is not greater than the applicable dollar amount under Code Section 402(g)(1)(B), provided the payment represents the complete liquidation of the Participant’s interest in the plan, including all agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under the Treasury Regulations issued under Code Section 409A. For purposes of this paragraph, plan shall be defined in accordance with the plan aggregation rules under Treasury Regulation Section 1.409A-1(c)(2). Consequently, multiple plans may exist with respect to a Participant’s Plan Benefit under this paragraph. 7.12 Retirement Plan Excess Amount The Employer shall pay to a Participant or his or her survivor Beneficiary, as the case may be, a Retirement Plan Excess Amount elected to be deferred and credited for the Participant by the Employer that shall be equal to the amount by which such Participant’s retirement benefit under the Retirement Plan is reduced by reason of the deferred Compensation elected by the Participant

20 under the Plan not being taken into account in the calculation of such Participant’s retirement benefit under the Retirement Plan, but only if such deferred Compensation is not taken into account in determining a retirement benefit or payment payable to such Participant under the ONE Gas, Inc., Supplemental Executive Retirement Plan (SERP), nor under any other plan, arrangement or agreement of the Employer other than this Plan. The Retirement Plan Excess Amount payable to a Participant, or his or her Beneficiary, under this Section 7.12 shall be paid commencing at the date of the Participant’s Normal Specified Time of Distribution under this Plan and the amount thereof shall be calculated pursuant to the Retirement Plan benefit formula in the manner it would be calculated if the Participant commenced payment of his/her Retirement Plan benefits at that time. However, if Participant is a SERP participant, the time and form of payment of the Participant’s Retirement Plan Excess Amount under this Plan shall be the time and form of payment that the Participant has made or makes under the SERP as to the time and form of payment of his/her benefits under the SERP; provided that such election under the SERP shall be considered an election by the Participant under this Plan that is subject to application of all pertinent requirements, restrictions and limitations of this Plan with respect to the time of making and effect of an Election or Subsequent Election, and/or the prohibition of an acceleration of payment of the Retirement Plan Excess Amount; and provided further, that to the extent that such an election would not comply with any of such requirements, restrictions or limitations, the time of payment shall be the Normal Specified Time of Distribution. The Retirement Plan Excess Amount shall be paid in the form of a 50% joint and survivor annuity, as defined in the Retirement Plan, if the Participant is married at the time of the Employer’s Election to credit the Participant’s Account with a Retirement Plan Excess Amount, and shall be paid in the form of a single (straight) life annuity, as defined in the Retirement Plan, if the Participant is single at the time of the Employer’s Election. The form of payment can be changed by Participant prior to commencement to another actuarially equivalent form of monthly annuity. ARTICLE VIII. BENEFICIARY DESIGNATION 8.1 Beneficiary Designation Each Participant shall have the right, at any time, to designate any person(s) or entity(ies) as his or her Beneficiary to whom payment under the Plan shall be made in the event of the Participant’s death prior to complete distribution to the Participant of his or her Account; provided, that the Retirement Plan Excess Amount shall be paid to the Participant’s beneficiary for Retirement Plan benefits. Any Beneficiary designation shall be made in a written instrument provided by the Committee. All Beneficiary designations must be filed with the Committee and shall be effective only when received in writing by the Committee. 8.2 Amendments Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all the Participant’s prior Beneficiary designations filed with the Committee.

21 8.3 No Designation If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant’s designated Beneficiary shall be deemed to be the Participant’s estate. 8.4 Effect of Payment Payment to a Participant’s Beneficiary (or, upon the death of a primary Beneficiary, to the contingent Beneficiary or, if none, to the Participant’s estate) shall completely discharge the Employer’s obligations under the Plan. ARTICLE IX. ADMINISTRATION 9.1 Plan Committee; Authority and Duties (a) The Plan shall be administered by the Committee. The Committee and its members shall have no discretion to allow or cause distribution or payment of the Account or any deferred compensation to any Participant at a time or in a form or manner that is not in accordance with the terms and provisions of the Plan and the requirements of Code Section 409A. (b) The Committee shall supervise the administration and operation of the Plan, may from time to time adopt rules and procedures governing the Plan and shall have authority to give interpretive rulings with respect to the Plan. The Committee shall have such other powers and duties as are specified in this Plan as the same may from time to time be constituted, and not in limitation but in amplification of the foregoing, the Committee shall have power, in its discretion to the exclusion of all other persons, to interpret the provisions of this instrument, to decide any disputes which may arise hereunder; to construe and determine the effect of Elections, beneficiary designations, and other actions and documents; to determine, in its discretion, all questions that shall arise under the Plan, including questions as to the rights of Employees to become Participants, as to the rights of Participants, any Beneficiary or other person with respect to the Plan, and including questions submitted by the trustee of a Trust created under Section 11.2, on all matters necessary for it properly to discharge its duties, powers, and obligations; to employ legal counsel, accountants, consultants and agents; to establish and modify such rules, procedures and regulations for carrying out the provisions of the Plan not inconsistent with the terms and provisions hereof, as the Committee, in its discretion, may determine; and in all things and respects whatsoever, without limitation, to direct the administration of the Plan and any such Trust with the trustee being subject to the direction of the Committee. (c) The Committee may supply any omission or reconcile any inconsistency in this instrument in such manner and to such extent as it shall deem expedient to carry the same into effect and it shall be the sole and final judge of such expediency.

22 (d) The Committee may adopt such rules and regulations with respect to the signature by an Employee, Participant and/or Beneficiary as to any agreements, Elections or other papers to be signed by Employees or Participants or Beneficiaries and similar matters as the Committee shall determine in view of the laws of any state or states. (e) The Committee shall maintain or cause to be maintained complete and adequate records pertaining to the Plan, including but not limited to the Accounts of Participants, all matters involving any Trust of the Plan, and all other records which the Committee in its discretion determines are necessary or desirable in the administration of the Plan. (f) Any act which the Plan authorizes or requires the Committee to do may be done by a majority of the then members of the Committee. The action of such majority of the members expressed either by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all of the members of the Committee at the time in office, provided, however, that the Committee may, in specific instances, authorize one (1) of its members to act for the Committee when and if it is found desirable and convenient to do so. 9.2 Delegation; Agents The Committee may, at its discretion, delegate its administrative duties under the Plan to authorized representatives pursuant to a duly adopted resolution or a memorandum of action signed by all members of the Committee or approved via electronic transmission. All actions taken by its authorized representative shall have the same legal effect and shall be entitled to the same deference as if taken by the Committee itself. In addition, the Committee or its delegate may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Corporation. 9.3 Binding Effect of Decisions Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan. 9.4 Indemnity of Committee The Corporation shall indemnify and hold harmless the members of the Committee and their agents duly appointed under Section 9.2 against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

23 ARTICLE X. AMENDMENT AND TERMINATION OF PLAN 10.1 Amendment (a) The Corporation, on behalf of itself and of each Subsidiary may by action of the Board at any time amend, modify, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, modification, suspension or reinstatement may adversely affect any Participant’s Account, as it existed as of the day before the effective date of such amendment, modification, suspension or reinstatement, without such Participant’s prior written consent. (b) The Plan may also be so amended or modified by resolution of the ECC or by the ECC executing a written instrument containing such amendment or modification (pursuant to authority which has been duly delegated to the ECC by the Board and is hereby acknowledged and recognized); provided, that no amendment or modification of the Plan to increase any compensation of or benefits provided to Participants under the Plan, and no termination of the Plan shall be made unless such amendment or modification, or termination, is authorized pursuant to a resolution duly adopted by the Board. Any action by resolution or a written instrument by the ECC shall be presumed to be effective without necessity of further action or approval of the Board. In the event any issue should arise with respect to respective authority of the ECC, or of the Board, and amendments or modifications of the Plan made by them that are or appear to be inconsistent, final authority shall be reserved to and exercisable by the Board and its action to amend or modify the Plan shall take precedence. 10.2 Termination The Corporation, on behalf of itself and of each Subsidiary, in its sole discretion, may by action pursuant to a resolution adopted by the Board terminate this Plan at any time and for any reason, with or without prior notice. Upon termination of the Plan, the Committee shall take those actions necessary to administer any Participant Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant’s Account or the crediting of investment return under Section 6.2 without the Participant’s prior written consent. ARTICLE XI. PLAN EFFECT, LIMITATIONS, MISCELLANEOUS PROVISIONS 11.1 Nature of Employer Obligation; Funding Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employer. The Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future.

24 11.2 Trusts; Transfers of Assets, Property (a) Notwithstanding the foregoing, in the event of a Change in Ownership or Control, the Corporation shall create an irrevocable Trust, or before such time the Corporation may create an irrevocable or revocable Trust, to hold funds to be used in payment of the obligations of Employers under the Plan. (b) Notwithstanding anything otherwise expressed or implied herein, in the case of any assets set aside (directly or indirectly) in a such a Trust (or other arrangement determined by Treasury Regulations or otherwise pursuant to Code Section 409A) for purposes of paying deferred compensation under the Plan, no such assets (or such a Trust or other arrangement) shall ever be located or transferred outside the United States. (c) In the event of a Change in Ownership or Control or prior thereto, the Employers shall fund such Trust in an amount equal to not less than the total value of the Participants’ Accounts under the Plan as of the Determination Date immediately preceding the Change in Ownership or Control, provided that any funds contained therein shall remain liable for the claims of the general creditors of the respective Employers. (d) Pursuant to this Section 11.2, the Corporation may, without further reference to or action by any Employee, Participant, or any Beneficiary from time to time enter into such further agreements with a trustee or other parties, and make such amendments to said trust agreement or such further agreements, as the Corporation may deem necessary or desirable to carry out the Plan; from time to time designate successor trustees of such a Trust; and from time to time take such other steps and execute such other instruments as the Corporation may deem necessary or desirable to carry out the Plan. The Committee shall advise the trustee of any such Trust in writing with respect to all Plan Benefits which become payable under the terms of the Plan and shall direct the trustee to pay such Plan Benefits from the respective Participants’ Accounts, and the Committee shall have authority to otherwise deal with and direct the trustee of such a Trust in matters pertinent to the Plan. (e) It is intended that any Trust created hereunder is to be treated as a “grantor” trust under the Code, and the establishment of such a Trust is not intended to cause a Participant to realize current income on amounts contributed thereto, such a Trust is not intended to cause the Plan to be “funded” under ERISA and the Code, and any such Trust shall be so interpreted, and such Trust shall be funded in a manner that assets set aside or transferred to such Trust shall not be treated under Code Section 409A as property transferred in connection with the performance of services by reason of such assets being located or transferred outside the United States. (f) Notwithstanding anything to the contrary expressed or implied herein, no transfer of assets shall be made under or in connection with the Plan or compensation deferred under the Plan that would constitute a transfer of property within the

25 meaning of Code Section 83 with respect to such compensation by reason of such assets becoming restricted to the provision of benefits under the Plan in connection with a change in the Corporation’s financial health, as provided for under Code Section 409A, and Treasury Regulations issued thereunder. 11.3 Nonassignability No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them), shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate such Participant’s or Beneficiary’s interest in any such benefit (including the Account) to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written instrument with the Secretary of the Corporation and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the “Terminated Participant”). As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Employer and, in the Committee’s sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her. 11.4 Captions The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof. 11.5 Code Section 409A This Plan is intended to comply with Code Section 409A, the Treasury Regulations and other guidance promulgated or issued thereunder. The Employer shall not have any liability to a Participant with respect to tax obligations that result under any tax law and makes no representation with respect to the tax treatment of the payments and/or benefits provided under this Plan. Any provision required for compliance with Section 409A that is omitted from this Plan shall be incorporated herein by reference and shall apply retroactively, if necessary, and be deemed a part of this Plan to the same extent as though expressly set forth herein. If, and to the extent required to comply with Section 409A, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination

26 is also a “separation from service” (excluding death) within the meaning of Section 409A and, for purposes of any such provision of this Plan, references to a “resignation,” “termination,” “termination of employment” or like terms shall mean “separation from service” (excluding death). 11.6 Governing Law The provisions of the Plan shall be construed and interpreted according to the laws of the State of Oklahoma except to the extent preempted by ERISA. 11.7 Successors The provisions of the Plan shall bind and inure to the benefit of the Corporation, its Subsidiaries, and their respective successors and assigns. The term “successors” as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation or a Subsidiary and successors of any such corporation or other business entity. 11.8 No Right to Continued Service Nothing contained herein shall be construed to confer upon any Eligible Employee the right to continue to serve as an Eligible Employee of the Employer or in any other capacity.

27 Executed this ____ day of _____________, 2021, to be effective January 1, 2022. ONE GAS, INC. By: Name: Title:

A-1 EXHIBIT A ONE GAS, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN Re: Section 2.1 — Investment Return The Investment Return on a Participant’s Account shall be the rate determined pursuant to the following: A. A Participant shall designate in writing to the Committee or its designee such deemed investments of the amount or amounts of his/her Account in the manner and form, and at such times as prescribed by the Committee. B. Unless otherwise determined in written action of the Committee that is described in a written explanation furnished to Participants prior to it becoming effective, the Plan shall provide for an Investment Return based upon the notional or deemed investments directed from time to time by the Participant in one or more of the investment options then being provided for participant directed investments under the Qualified Retirement Plan, excluding ONE Gas common stock. The Committee and its designees shall establish administrative procedures for allowing Participant direction of deemed investment and the determination of the Investment Return thereon. C. A Participant shall be allowed to change such designation at least once each month, or more frequently as determined by the Committee, in its sole discretion. Such Investment Return shall be determined and calculated in the manner determined by the Committee, in its sole discretion, and added to or deducted from the amount(s) in a Participant’s Account periodically, not less frequently than monthly. Such Investment Return rate shall be so credited to or deducted from the amount or amounts in a Participant’s Account until all payments with respect thereto have been made to the Participant, or to the Participant’s designated Beneficiary pursuant to the Plan. The Employer shall not be liable or otherwise responsible for any decrease in a Participant’s Account because of the investment performance resulting from application of the foregoing provisions. D. In no event shall any Participant or Beneficiary have a right to receive an amount under the Plan other than that of a general unsecured creditor of the Employer notwithstanding the foregoing provisions with respect to the measurement and determination of a Participant’s Investment Return in his or her Account by reference to the performance of deemed investments in the Qualified Retirement Plan investment options designated by the Participant. E. A Participant shall be entitled to elect to have the Investment Return credited to and deducted from his or her Account under the Plan. A Participant shall make an Election of such Investment Return at the time and in the manner prescribed by the Committee.

B-1 EXHIBIT B ONE GAS, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN Re: Section 6.2 — Crediting and Debiting of Investment Return, Other Items To Participant Accounts A. The Account of each Participant shall be periodically credited and increased, or debited and reduced, as the case may be, by the amount of Investment Return specified under Section 6.3 of the Plan. B. Except as otherwise provided herein, the Account shall be credited and debited with Investment Return, if any, not less frequently than on a monthly basis after such Accounts have been adjusted for any deferrals, credits, debits, distributions and payments. C. A Participant’s Account will be charged with the cost of any deemed purchases of securities and credited with proceeds of any deemed sales of securities which may be considered as made in respect to the Investment Return specified in Exhibit “A” of the Plan by reason of changes in deemed investments designated by such Participant, in substantially the same manner as would occur if such securities were being purchased or sold by a Participant under the Qualified Retirement Plan. The Committee may, in its sole discretion, allocate, charge and credit other items and amounts to such deemed purchases and sales in a manner comparable to the administration of such items under the Qualified Retirement Plan, as determined applicable. D. All of a Participant’s deferrals of Base Salary in a calendar month will be credited and debited with Investment Return from the date it otherwise would have been paid to the Participant. E. A Participant deferral of Bonus will be credited and debited with Investment Return from the date it otherwise would have been paid to the Participant. F. Matching Contributions, Profit Sharing Plan Excess Amounts, Retirement Plan Covered Compensation Excess Amounts and any Supplemental Credit Amounts will be credited and debited with Investment Return from the date such amounts are credited to Participant Accounts. G. Until a Participant or his or her Beneficiary receives his or her entire account, the unpaid balance thereof shall be credited and debited with Investment Return provided in Section 6.2 of the Plan. H. A Retirement Plan Excess Amount shall be determined, taken into account and made payable to a Participant as determined by the Committee in accordance with Section 7.12 of the Plan.